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CONFIDENTIAL TREATMENT                                             EXHIBIT 10.28


                                  AMENDMENT
                                      TO
                      OEM DEVELOPMENT SOFTWARE AGREEMENT


     This Amendment to OEM Development Software Agreement is made as of  May 20,
                                                                        --------
1997, between MITRA Imaging Incorporated ("MITRA"), and ACCESS Radiology
----
Corporation ("ACCESS").

     ACCESS and MITRA are parties to an OEM Development Software Agreement (the "OEM Agreement") dated as of November 9, 1995. ACCESS and Mitra wish to amend the OEM Agreement as set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise delined
     have the   meanings set forth in the OEM Agreement.  The term "DTK", for purposes of this Agreement and the OEM Agreement, shall mean all or any portion of the computer programs in object code format, described in Schedule B attached hereto and conforming to the specifications set forth in Schedule B. The term "Mitra Software" is amended to include DTK.

     2. Amendment of Section 2.1.1. Section 2.2.1 is amended to read as follows:

                    2.2.1. The right to use DAP for Windows, DAP for UNIX and DTK to develop application-specific software and to sublicense such software incorporated in such ACCESS-developed software to ACCESS customers in the regular course of business.

     3.   Amendment of Section 3.1.  Section 3.1. is amended to read as follows:

               3.1 ACCESS shall develop standard form customer licensing provisions acceptable to Mitra for use with Mitra Software. No customer shall receive any Mitra Software unless such customer shall have signed an Agreement (with ACCESS or with a reseller of ACCESS Systems authorized by ACCESS) containing the standard form customer sublicensing provisions.

                            Confidential Treatment

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     4.   Addition of Section 3.6. Section 3 is amended by adding the following
     Section 3.6:

               3.6 Notwithstanding Section 3.2 or any other provision of this Agreement, Mitra Software may be licensed to the Government of the United States of America, or an agency or instrumentality thereof, under an Agreement containing software licensing terms generally used by the United States Government (or the agency or instrumentality to which the Mitra Software is licensed) for procurement of commercial software.

     5. Addition of Section 4.1.5. Section 4.1 is amended by adding the following Section 4.1.5:

               4.1.5. [*Redacted pursuant to Confidentiality Treatment Request dated September 10, 1999.


                                                                             ]


     6.   Amendment of Section 8.1.  Section 8.1 is amended to read as follows:

          8.1. This Agreement shall have an initial term ending on December 31, 2001, subject to earlier termination as provided below.

     7. Counterparts; Effectiveness. This Amendment shall become effective when executed by MITRA and ACCESS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Upon the effectiveness of this Agreement, all references in the OEM Agreement to the "Agreement", "hereof", "hereunder" and similar references shall be deemed to refer to the OEM Agreement as amended hereby. Except as expressly amended hereby, all terms of the OEM Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ACCESS RADIOLOGY CORPORATION                   MITRA IMAGING INCORPORATED

By:  /s/ Eric Petersen                         By:  /s/ Howard Pinsky
     --------------------------                     -------------------------
     Name:  Eric Petersen                           Name:  Howard Pinsky

     President                                      Vice President of Technology
     --------------------------                     ----------------------------
     Title:                                         Title:

                            Confidential Treatment

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